Our Ref No. XXXXXXXXX

11 July 2012

Sun Line Industrial Limited

Broadway Industrial Holdings Limited

Broadway Precision Technology Ltd.

Flat 01, 21/F.,

Aitken Vanson Centre,

61 Hoi Yuen Road,

Kwun Tong, Kowloon.

Attention: Mr. Ning Ho Leung, Director

Dear Sirs,

FACILITY LETTER

CITIC Bank International Limited (the "Bank") is pleased to inform you that it will consider requests made by the Borrowers specified below for the following banking facilities (the "Facilities") on the following terms and conditions. The terms set out in this facility letter supersede and replace those set out in the previous facility letter.

A.	BORROWERS:

Borrower 1: Sun Line Industrial Limited

Borrower 2: Broadway Industrial Holdings Limited

Borrower 3: Broadway Precision Technology Ltd.

B.	FACILITIES AND LIMITS:

General Banking Facilities

Type(s) of Facility	Facility Limit(s)

1. Trade Finance - for all Borrowers

available subject to individual facility limit(s) below:
HKD20,000,000.00
(i) Issuance of Documentary Credit ("L/C");

(ii) Advances against Trust Receipts covering goods under import L/Cs or under Documents against Payment ("D/P”) and/or Documents against Acceptance ("D/A");	HKD20,000,000.00

(iii) Import Invoice Financing.	HKD20,000,000.00

Trade Finance Aggregate Limit(s):

• The total outstandings of all the above items shall not at any time exceed HKD20,000,000.00.

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Our Ref No. :	XXXXXXXXX
Borrowers :	Sun Line Industrial Limited
Broadway Industrial Holdings Limited
Broadway Precision Technology Ltd.

2. Overdraft-for all Borrowers	HKD6,000,000.00

3. Revolving Loan - for all Borrowers	HKD6,000,000.00

Total Facility Limit:	HKD20,000,000.00

Remarks:

•	The aggregate outstandings of Facilities 2 and 3 above shall not at any time exceed HKD6,000,000.00.

•	The aggregate outstandings of all the above Facilities shall not at any time exceed the Total Facility Limit.

C.	FACILITIES CONDITIONS:

1.	Trade Finance

Interest: 2% per annum over HIBORI LIBOR.

L/C Opening Commission, Commission in Lieu of Exchange & Handling fee under Import Invoice Financing: 1/16% flat (the minimum commission is waived).

HKD Bills Commission is waived.

Maximum tenor/advance percentage for:

Import L/Cs issued at sight and/or usance of up to 90 days. Combined usance and import loan period of any transaction is not to exceed 90 days.

Import Invoice Financing: up to 90 days from drawdown date. Invoice date plus loan tenor shall not exceed 180 days. Invoice presented should be within 90 days from invoice date for Financing purpose.

Other Conditions for Import Invoice Financing:

•	List of approved suppliers and individual limit(s) are subject to the Bank's approval from time to time.

•	Sales statement(s) / proforma invoice(s) / invoice(s) issued by approved suppliers are allowed.

•	Cash in advance to supplier “xxxxxxxxxxxxxxxxxxxxxxxx” is allowed.

2.	Overdraft

Interest 0.5% per annum over Prime or 2.5% per annum over HIBOR, whichever is higher, payable monthly in arrears. Accrued interest, if not so paid, shall be capitalized as principal and bear interest accordingly.

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Our Ref No. :	XXXXXXXXX
Borrowers :	Sun Line Industrial Limited
Broadway Industrial Holdings Limited
Broadway Precision Technology Ltd.

Default Interest Rate: 4% per annum over Prime.

3.	Revolving Loan

Purpose: For general working capital.

Drawdown: For 2 weeks or 1, 2, 3 or 6 month(s) as selected by the relevant Borrower. Written drawdown notice for shall be delivered to the Bank not less than one business day prior to the drawdown.

Interest: 2.5% per annum over 2 weeks or 1, 2, 3 or 6 month(s) HIBOR, payable at maturity of each advance.

Repayment: Each advance shall be repayable on the maturity date of that advance unless the Bank allows for a rollover.

Other Conditions: A clean up period of 1 week shall be maintained on a semi-annual basis.

Facilities Fees:

An annual fee in such amount as the Bank may prescribe is payable in December of each year for so long as the Facilities continue.

D.	SECURITY AND CONDITIONS PRECEDENT

The following documents, items and evidence (both in the form and substance satisfactory to the Bank) shall be delivered to the Bank prior to submitting any drawdown notice to the Bank:-

1.	This letter duly signed by each Borrower and all the relevant guarantors.

2.	Two sets of Notice of Appointment of Process Agent duly signed by Borrower 2 and Borrower 3 respectively.

3.	An Acknowledgement and Acceptance of Appointment as Agent for Services of Process of Borrower 2 and Borrower 3 from their process agent.

4.	Two sets of Guarantee and Indemnity duly executed by Plastec International Holdings Limited (the "Corporate Guarantor") for HKD25,000,000.00 and HKD10,000,000.00 plus interest and other charges for the accounts of Sun Ngai Spraying And Silk Print Co., Ltd., Borrower 1 and Borrower 2 respectively.

5.	A Guarantee and Indemnity duly executed by the Corporate Guarantor for HKD22,000,000.00 plus interest and other charges for the account of Borrower 3.

6.	Two sets of Guarantee and Indemnity duly executed by Sze-To Kin Sun (the "Personal Guarantor") for HKD25,000,000.00 and HKD10,000,000.00 plus interest and other charges for the accounts of Sun Ngai Spraying And Silk Print Co., Ltd., Borrower 1 and Borrower 2 respectively.

7.	A Guarantee and Indemnity duly executed by the "Personal Guarantor for HKD22,000,000 00 plus interest and other charges for the account of Borrower 3.

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Our Ref No. :	XXXXXXXXX
Borrowers :	Sun Line Industrial Limited
Broadway Industrial Holdings Limited
Broadway Precision Technology Ltd.

8.	A Guarantor/Security Provider Acknowledgement duly signed by the Personal Guarantor.

9.	Original/certified copies of all necessary consents, approvals and other authorisations (including board resolutions/shareholders resolutions, if applicable) in connection with this letter and all other documents mentioned above.

10.	Certificate of good standing in respect of Borrower 2, Borrower 3 and the Corporate Guarantor. If the documents are submitted in copies, certified as true and complete copies by a solicitor or a certified public accountant is required.

11.	Certificate of incumbency in respect of Borrower 2 and Borrower 3. If the documents are submitted in copies, certified as true and complete copies by a solicitor or a certified public accountant is required.

12.	Certified true copy of the identity documents of the authorized signatory(ies) of Borrower 3.

13.	A legal opinion issued by the lawyers in British Virgin Islands (in the form and substance acceptable to the Bank) on the validity and enforceability of this letter executed by Borrower 3.

14.	A legal opinion issued by the lawyers in British Virgin Islands (in the form and substance acceptable to the Bank) on the validity and enforceability of Guarantee and Indemnity executed by the Corporate Guarantor.

15.	Such other documents, items or evidence that the Bank may require from time to time.

E.	UNDERTAKINGS

1.	The Borrowers shall provide the Bank with the certified copies of the audited financial statements of the Borrowers and the Corporate Guarantor within 10 months or such other period as the Bank may determine following the end of each financial year and such other information of the Borrowers and the Corporate Guarantor as the Bank may require from time to time.

2.	The Borrowers shall ensure that Sze-To Kin Sun remains as the ultimate single major shareholder of the Borrowers and the Corporate Guarantor.

F.	JOINT AND SEVERAL LIABILITY

1.	Each Borrower accepting the terms and conditions set out in this letter is jointly and severally liable with the other Borrowers for all sum payable or owing to the Bank under the Facilities (whether incurred by that Borrower or not). Each Borrower agrees and undertakes with the Bank to pay to the Bank on demand all sums of money and liabilities under the Facilities now or hereafter owing or incurred to the Bank on any account whatsoever by any one of the Borrowers. The obligations and liabilities of each Borrower shall take effect immediately upon its signing of this letter. Each Borrower further agrees that the Bank is not required to make any reference to the other Borrowers in relation to the utilization of the Facilities by any Borrowers.

G.	OTHER TERMS AND CONDITIONS

1.	Each application made by any Borrower to use any of the Facilities in whole or in part shall be a request by it to the Bank to extend financing on the terms and conditions set out or referred to in this letter. No commitment by the Bank to extend any financing shall arise until any application by any Borrower for such financing is accepted by the Bank either expressly or by its extending such financing to such Borrower.

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Our Ref No. :	XXXXXXXXX
Borrowers :	Sun Line Industrial Limited
Broadway Industrial Holdings Limited
Broadway Precision Technology Ltd.

2.	Notwithstanding any provision stated in this letter, the Facilities are repayable on demand by the Bank. The Bank has the overriding right at any time to require immediate payment and/or cash collateralization of all or any sums actually or contingently owing to it under the Facilities. This letter stipulates the terms and conditions applicable to the Facilities, if granted, and does not oblige the Bank to extend any financing to any Borrower.

3.	The Bank may at any time immediately modify, terminate, cancel or suspend the Facilities or vary the terms applicable to the Facilities without the consent of any party and without subject to any condition.

4.	The Bank's Standard Terms for Banking Facilities (2007 Edition) attached and/or referred to this letter forms an integral part of this letter and each Borrower agrees to observe and be bound in by the Bank's Standard Terms for Banking Facilities.

5.	Please note that Section 83 of the Banking Ordinance has imposed on the Bank certain limitations on advance to persons related to its directors and employees. In signing this letter, each Borrower confirms to the Bank that it is not in any way related to the Bank's directors or employees within the meaning of Section 83. Each Borrower undertakes to advise the Bank promptly in writing if it becomes so related subsequent to the signing of this letter.

6.	This letter shall be governed by and construed in accordance with the laws of Hong Kong Special Administrative Region.

Please confirm your agreement to the terms and conditions of this letter (incorporating the Bank's Standard Terms for Banking Facilities (2007 Edition) attached and/or referred to this letter) by signing and returning to us the duplicate of this letter to Ms. xxxxxxxxxxx of our Corporate Banking, Hong Kong at 80th Floor, International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong by 1 August 2012.

Should you have any queries on the completion of the required documents, please do feel free to contact our Ms. xxxxxxxxxxxxxxx at xxxxxxxxxxxxx For queries on banking arrangements, please contact our Ms. xxxxxxxxxxx at xxxxxxxxxxx or Mr. xxxxxxxxxxxx at xxxxxxxxxxx at any time.

Yours faithfully,
For and on behalf of	For and on behalf of
CITIC Bank International Limited	CITIC Bank International Limited

(Signed)	(Signed)
Authorized Signatory	Authorized Signatory
Head of Loan Documentation	First Vice President & Team Head
Operations	Corporate Banking

FL/df/ec

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Our Ref No. :	XXXXXXXXX
Borrowers :	Sun Line Industrial Limited
Broadway Industrial Holdings Limited
Broadway Precision Technology Ltd.

We agree to and accept all the terms and conditions set out above and the Bank's Standard Terms for

Banking Facilities (2007 Edition) attached and/or referred to above, which we have read and understood.

For and on behalf of	For and on behalf of
Sun Line Industrial Limited	Broadway Industrial Holdings Limited

(Signed by SZE-TO Kin Sun	(Signed by SZE-TO Kin Sun
and NING Ho Leung)	and NING Ho Leung)

Date: 07 AUG 2012	Date: 07 AUG 2012

For and on behalf of

Broadway Precision Technology Ltd.

(Signed by SZE-TO Kin Sun
and NING Ho Leung)

Date: 07 AUG 2012

Acknowledged and countersigned by the corporate guarantor

For and on behalf of

Plastec International Holdings Limited

(Signed by SZE-TO Kin Sun
and NING Ho Leung)

Date: 14 AUG 2012

Acknowledged and countersigned by the personal guarantor

(Signed)
Name: Sze-To Kin Sun
Date: 07 AUG 2012

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